Annual Report

Small-Cap
Stock Fund

December 31, 2001

T. Rowe Price



REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Small-Cap Stock Fund

o Small-cap stocks continued to outperform large-caps in the second half of 2001 despite terrorism, war, and recession.

o Your fund gained 1.78% in the last six months, ahead of both benchmarks, and returned a solid 6.81% for the year, outperforming the Russell 2000 Index but slightly trailing the Lipper peer group average.

o The industrials and business services, financial, and consumer discretionary sectors were our top contributors, while telecom services, technology, and energy were the largest detractors.

o We believe the multiyear cycle of small-cap outperformance that began in 1999 will continue.


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Fellow Shareholders

Despite a powerful late-year rebound, major market averages fell in 2001, marking the first time since 1973-74 that U.S. stocks had declined for two consecutive years. Yet, in a tragic and momentous year, marred by horrific acts of terror, war, recession, a grinding bear market, and a spectacular corporate collapse, America once again proved resilient and dynamic. The Russell 2000 Index of smaller companies advanced 2.49% for the year but was the only major average to rise. The Standard & Poor's 500 Stock Index dropped 11.89%.


Performance Comparison
--------------------------------------------------------------------------------


Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Small-Cap Stock Fund                                  1.78%                6.81%

Small-Cap Stock Fund-
Advisor Class                                         1.70                 6.60

Russell 2000 Index                                   -4.09                 2.49

Lipper Small-Cap
Core Fund Index                                       0.50                 7.13

S&P 500 Stock Index                                  -5.56               -11.89


We are pleased to report that despite all the treacherous crosscurrents in 2001, the Small-Cap Stock Fund returned a solid 6.81%, well ahead of the Russell 2000 and just behind the Lipper index of comparable funds. During the second half, your fund advanced 1.78%, as shown in the table, ahead of both benchmarks. Returns in both periods also exceeded those of the S&P 500, a proxy for large-cap performance. Our stable core of value stocks helped us weather the bear market and benefit shareholders. Results versus the Lipper category reflect our weak start for the year. In January 2001, some of our biggest holdings and top contributors for the previous year, especially in the financial sector, declined as investors booked profits and rotated into other sectors.

During the five years ended December 31, 2001, the Small-Cap Stock Fund delivered a strong 77.43% return compared with 43.71% for the Russell benchmark and 62.15% for the Lipper peer group index.

The big story within the equity markets last year was the extent to which small-caps outperformed large-caps and value outperformed growth. The Russell 2000 outpaced the large-cap-dominated Russell 1000 by nearly 15 percentage points, the largest margin in the 22-year history of the indices. Similarly, the Russell 2000 Value Index gained 14.02% last year compared with the 9.23% loss of the Russell 2000 Growth Index. In fact, over the past two years, small-cap value stocks have outperformed small-cap growth stocks by a stunning 70 percentage points. (The Russell 2000 Value Index gained 40.05% in the two years ended December 31 compared with the 29.59% decline of the Russell 2000 Growth Index.) Since the majority of your fund has traditionally been invested in small-cap value stocks, the resurgence of value in the midst of the worst bear market in 30 years has aided results tremendously and vindicated our investment approach.


YEAR-END DISTRIBUTIONS

Your fund's Board of Directors declared a year-end income distribution of $0.10 per share and a capital gain distribution of $0.05, of which $0.04 was short term. These were paid on December 13 to shareholders of record on December 11. You should have already received your check or statement reflecting them as well as our Form 1099-DIV summarizing this information for 2001 tax purposes.


INVESTMENT REVIEW

The industrials and business services, financial, and consumer discretionary sectors were the top contributors to absolute performance for the six months ended December 31, 2001. Telecommunication services, information technology, and energy were the largest detractors.

Performance in relation to the benchmark was aided by strong stock selection in the technology, health care, and financial sectors-that is to say, our holdings in those sectors performed well compared with the Russell 2000 Index components. Our top-contributing technology stock and fourth-largest contributor overall in the second half was Internet Security Systems, which surged 64% from our average purchase price last summer. The company is a leading provider of security management systems, including intrusion detection and vulnerability assessment. The stock benefited from the technology rebound as well as an increased focus on security in the wake of the terrorist attacks. Our traditional underweighting of the technology sector, an outgrowth of our valuation discipline, also aided relative performance.

Fortunately, no sector detracted significantly from results. Our worst-performing sectors in relation to the benchmark were consumer discretionary, where our holdings underperformed those of the index, and consumer staples, where we were underweight compared with the index.


Sector Diversification
--------------------------------------------------------------------------------

Consumer                                                           17

Energy and Utilities                                                7

Industrials, Business
Services, and Materials                                            22

Financials                                                         19

Health Care                                                        11

Information Technology                                             15

Reserves and Other                                                  9

Insurance brokerage and agency Brown and Brown was our top individual contributor in the second half. The company will continue to benefit from rising property and casualty insurance premiums in the post-September 11 environment. As a brokerage, Brown and Brown takes a cut of the premiums but bears none of the underwriting risk. In a world where insurance companies are refusing to insure certain customers and can dictate policy terms, customers need Brown and Brown more than ever. This was not lost on investors and the shares rose more than 30% in the period. We took profits, though Brown and Brown remains a core holding.

Another beneficiary of the security theme was Armor Holdings, our second-largest contributor and a stock we have owned since September 1999. Armor Holdings provides corporate security consulting, sells security products such as bulletproof vests and riot gear, and, through a recent acquisition, supplies armor for military vehicles. A sea change has taken place in the security industry, and Armor's prospects have brightened measurably. The shares rose almost 80% in the half.

Consumer electronics manufacturer Harman International rose more than 18% for the six months and was our third-largest contributor. Investors finally began to appreciate the opportunity created by the convergence of broadband multimedia devices and the automotive dashboard. Harman has gotten in front of this trend and positioned itself extraordinarily well, though it is best known to consumers as a manufacturer of high-end stereo components and speakers under the brand names Harman Kardon, JBL, and Infinity. A large contract win with Mercedes during the period appears to have validated Harman's strategy and execution. The company's sophisticated infotainment systems are also available in BMW, Audi, and Lexus models. We believe Harman can deliver 20% annual earnings growth in the years ahead as car buyers migrate from ordinary car stereos to far more expensive multimedia systems.

Unfortunately, in a year like 2001, there are bound to be losers, and we certainly had our share.

The largest detractor from performance was Stratos Lightwave, the optical networking component supplier spun out of Methode Electronics, which fell more than 52% in the second half as the telecom equipment market dried up.

Water and sewer pipe rehabilitation contractor Insituform Technologies, which we believe has excellent long-term prospects, fell nearly 30% as it experienced a revenue shortfall in the second half. The stock was our second-largest detractor. Insituform, which pioneered a method to repair aging pipes without digging them out and replacing them, still has a growing backlog of work orders. However, municipalities facing declining tax receipts held back on new contracts. We believe this issue is temporary because Insituform's process helps local governments save money.

Our third-largest detractor was Pixelworks, which designs semiconductors for the burgeoning flat panel display market. The company was beaten to the punch in low-end chips by a competitor, causing it to miss revenue and earnings expectations. The stock fell 55% in the second half. We still expect Pixelworks to be a major player in the flat panel market, where the growth opportunity is huge.


PORTFOLIO HIGHLIGHTS

Our largest purchases in the second half were Belden, Horace Mann Educators, Central Parking, and Plexus. We discussed Horace Mann, a marketer of insurance products to educators and school system employees, in our June letter and we continued to accumulate shares.

Belden manufactures wire, cable, and fiber-optic products, focusing on high-performance copper cables for use inside buildings for networks, telephone, and Internet connections. Management is impressive and the company is gaining market share despite a difficult environment. We may have to wait for a recovery in the communications market for Belden shares to appreciate significantly, but the company is taking the right steps. While competitors experience financial difficulties, Belden's strong balance sheet and healthy cash flow will help it weather the industry downturn.

Central Parking is the nation's largest operator of parking garages. The combination of merger indigestion and a slowing economy brought the shares down to a level we found very attractive-about 10 times potential earnings in a recovery.

Plexus is a contract manufacturer for the electronics industry. Thissector has excellent long-term growth prospects as technology firms continue to outsource their manufacturing. We consider Plexus the best-positioned small-cap company in its industry, and executives at larger contract manufacturers agree. The firm has strong management and attractive, diversified lines of business, including telecommunications, medical, industrial, and computing equipment. The decline in technology stocks gave us an opportunity to purchase the stock.

Largest sales
Our top three sales were Houghton Mifflin, Brown and Brown, and Mentor. Publisher Houghton Mifflin was acquired by French media conglomerate Vivendi. We sold Mentor, a maker of medical implants, after a strong recovery in the stock and deployed proceeds to more attractive ideas.


OUTLOOK

The outlook for small-cap stocks remains bright. Over the long term, small-caps tend to deliver greater returns than large-caps, though with greater volatility. Cycles of small-cap outperformance and underperformance tend to last years, and we think a new cycle of small-cap outperformance began in mid-1999 and still has years to run.


Growth vs. Value
--------------------------------------------------------------------------------

Periods Ended 12/31/01                            6 Months            12 Months
--------------------------------------------------------------------------------

Russell 2000 Growth Index                           -9.26%               -9.23%

Russell 2000 Value Index                              1.15                14.02

One factor in our favor in 2002 is that small-cap shares tend to lead the market out of a recession. Given their domestic focus, they tend to do well as the U.S. market anticipates an economic recovery. Further, small-cap valuations usually get compressed on the way into recessions, so the subsequent snapback in price/earnings multiples can be powerful. Small-caps typically bounce back about midway through a recession. Thus, if we are having a garden-variety economic downturn, with a typical duration of 11 months, our market low might easily have been made in late September. Finally, valuations and earnings growth trends remain favorable for small-caps. While small-cap value stocks performed best in 2001, we anticipate that small-cap growth stocks will outperform as the economy gradually recovers.

It has been gratifying to see small-caps perform well in a difficult market. In general, the sector falls hardest during times of greater uncertainty, but small-caps had their own mini-bear market in the late 1990s and have been supported over the last two years by low valuations. Small-cap investors who stayed the course through 1997 and 1998 are now enjoying the rewards. We remain confident that our approach to small-cap investing-a blend of both growth and value-will continue to serve us well in volatile markets. Rest assured we will strive to continue our record of beating the Russell 2000 Index with less volatility and risk.

Thank you for your continued support, and have a happy and healthy 2002. Respectfully submitted,

Greg A. McCrickard
President of the fund and chairman of its Investment Advisory Committee

January 23, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/01

Harman International                                              2.1%
Cleco                                                             1.5
Chittenden                                                        1.4
Matthews International                                            1.4
WestAmerica                                                       1.2
--------------------------------------------------------------------------------
Horace Mann Educators                                             1.2
Brown and Brown                                                   1.2
Casey's General Stores                                            1.1
SCP Pool                                                          1.1
PartnerRe                                                         1.1
--------------------------------------------------------------------------------
Citizens Banking                                                  1.1
Belden                                                            1.1
Valley National Bancorp                                           1.1
Maximus                                                           1.0
Iron Mountain                                                     1.0
--------------------------------------------------------------------------------
W. R. Berkley                                                     0.9
BISYS                                                             0.8
Harsco                                                            0.8
XTO Energy                                                        0.8
Littelfuse                                                        0.8
--------------------------------------------------------------------------------
Cephalon                                                          0.8
United Stationers                                                 0.8
Southwest Bancorp                                                 0.8
Black Box                                                         0.8
Noble Affiliates                                                  0.8
--------------------------------------------------------------------------------
Total                                                            26.7%

Note: Table excludes reserves.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/01


Ten Largest Purchases
--------------------------------------------------------------------------------
Belden

Horace Mann Educators

Central Parking*

Plexus*

MatrixOne*

Henry Schein*

Brunswick*

Linens 'n Things*

Internet Security Systems*

Factset Research Systems*



Ten Largest Sales
--------------------------------------------------------------------------------
Houghton Mifflin**

Brown and Brown

Mentor

Downey Financial

Chieftain International**

Strayer Education**

Armor Holdings

Lincare Holdings

Charter One Financial**

Benchmark Electronics

 *    Position added
**   Position eliminated



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


                                                   Lipper
                                                Small-Cap
                                Russell              Core             Small-Cap
                                   2000              Fund                 Stock
                                  Index              Index                 Fund

12/31/91                          10,000            10,000               10,000
12/31/92                          11,841            11,503               11,391
12/31/93                          14,076            13,014               13,487
12/31/94                          13,820            13,035               13,498
12/31/95                          17,752            17,042               18,067
12/31/96                          20,680            20,230               21,870
12/31/97                          25,304            24,728               28,171
12/31/98                          24,660            23,829               27,198
12/31/99                          29,902            28,636               31,186
12/31/00                          28,999            30,622               36,329
12/31/01                          29,719            32,804               38,804



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended                                      Since       Inception
12/31/01          1 Year     5 Years    10 Years   Inception        Date

Small-Cap
Stock Fund          6.81%      12.15%      14.52%       --          --

Small-Cap Stock Fund-
Advisor Class       6.60          --          --       7.67%    3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------



Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Small-Cap Stock shares

                    Year
                   Ended
                12/31/01    12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE

Beginning of
period         $   23.87   $   22.80   $   20.79   $   22.20   $   18.07

Investment activities

  Net investment
  income (loss)     0.10        0.15        0.09        0.08        0.05

  Net realized
  and unrealized
  gain (loss)       1.52        3.52        2.89       (0.89)       5.13

  Total from
  investment
  activities        1.62        3.67        2.98       (0.81)       5.18

Distributions

  Net investment
  income           (0.10)      (0.14)      (0.08)      (0.10)      (0.04)

  Net realized
  gain             (0.05)      (2.46)      (0.89)      (0.50)      (1.01)

  Total
  distributions    (0.15)      (2.60)      (0.97)      (0.60)      (1.05)

NET ASSET VALUE

End of
period         $   25.34   $   23.87   $   22.80   $   20.79   $   22.20
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           6.81%      16.49%      14.66%      (3.46)%     28.81%

Ratio of total
expenses to
average
net assets          0.98%       0.94%       0.96%       1.01%       1.02%

Ratio of net
investment income
(loss) to
average
net assets          0.45%       0.63%       0.47%       0.46%       0.33%

Portfolio turnover
rate                16.5%       32.8%       42.3%       25.9%       22.9%

Net assets,
end of period
(in millions)  $   3,158   $   2,255   $   1,740   $   1,153   $     816


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.




Small-Cap Stock Advisor Class shares

                                                      Year              3/31/00
                                                     Ended              Through
                                                  12/31/01             12/31/00

NET ASSET VALUE

Beginning of period                        $         23.89      $         24.93

Investment activities

  Net investment income (loss)                        0.04                 0.07

  Net realized and
  unrealized gain (loss)                              1.53                 1.53

  Total from
  investment activities                               1.57                 1.60

Distributions

  Net investment income                              (0.09)               (0.18)

  Net realized gain                                  (0.05)               (2.46)

  Total distributions                                (0.14)               (2.64)


NET ASSET VALUE

End of period                              $         25.32      $         23.89
                                           -------------------------------------


Ratios/Supplemental Data

Total return(diamond)                                 6.60%                6.79%

Ratio of total expenses to
average net assets                                    1.16%              0.82%!

Ratio of net investment
income (loss) to average
net assets                                            0.26%              0.85%!

Portfolio turnover rate                               16.5%              32.8%!

Net assets,
end of period
(in thousands)                             $        38,632      $         7,479


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

        !  Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001


Portfolio of Investments                            Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands


Common Stocks  91.0%

CONSUMER DISCRETIONARY  14.0%

Auto Components  0.6%

Keystone Automotive*                               640,300      $        10,869

Strattec Security*                                 190,600                6,794

                                                                         17,663


Hotels, Restaurants & Leisure  2.8%

Applebee's                                         414,450               14,184

BUCA*                                              734,300               11,940

CEC Entertainment*                                 164,300                7,129

O' Charley's*!                                   1,112,500               20,665

Ruby Tuesday                                       981,400               20,246

Sonic*                                             419,000               15,053

                                                                         89,217


Household Durables  3.5%

Harman International                             1,473,900               66,473

Matthews International (Class A)!                1,814,600               44,076

                                                                        110,549


Leisure Equipment & Products  1.7%

Brunswick                                          663,700               14,442

Midway Games*                                      406,000                6,094

SCP Pool*!                                       1,288,550               35,377

                                                                         55,913


Media  1.9%


Emmis Communications (Class A)*                    594,300               14,016

Entercom Communications*                           230,500               11,525

Pegasus Communications (Class A)*                  220,200                2,286

Scholastic*                                        289,800               14,567

Sinclair Broadcast (Class A)*                    1,295,700               12,251

Young Broadcasting (Class A)*                      380,700                6,908

                                                                         61,553


Multiline Retail  0.8%

Bon-Ton Stores*                                     16,800                   46

Neiman Marcus (Class A)*                           720,800               22,395

Stein Mart*                                        439,100                3,669

                                                                         26,110


Specialty Retail  1.4%

Christopher & Banks*                               398,900      $        13,664

Linens 'n Things*                                  578,900               14,762

Ultimate Electronics*                              222,800                6,602

Urban Outfitters*                                  469,600               11,296

                                                                         46,324


Textiles & Apparel  1.3%

Columbia Sportswear*                               384,450               12,793

Culp*                                              262,400                  997

Dan River (Class A)*                               962,400                  529

QuikSilver*                                        368,900                6,345

Reebok*                                            186,000                4,929

Stride Rite                                      1,481,800                9,706

Unifi*                                             753,400                5,462

                                                                         40,761

Total Consumer Discretionary                                            448,090


CONSUMER STAPLES  2.8%

Food & Drug Retailing  1.4%

Casey's General Stores                           2,393,800               35,680

Performance Food*                                   52,100                1,832

Seneca Foods (Class A)*                            187,600                2,598

Seneca Foods*                                       72,000                1,003

Wild Oats Markets*                                 349,100                3,484

                                                                         44,597


Food Products  1.1%

ADM Cranberry*+                                        164                    4

American Italian Pasta (Class A)*                  204,000                8,574

International Multifoods*!                       1,016,200               24,287

Makepeace*                                             164                  765

                                                                         33,630


Personal Products  0.3%

Chattem*!                                          536,500               10,446

                                                                         10,446

Total Consumer Staples                                                   88,673


ENERGY  5.0%

Energy Equipment & Services  2.7%

Atwood Oceanics*                                   462,000      $        16,101

Cooper Cameron*                                     93,300                3,766

FMC Technologies*                                   54,200                  892

Grant Prideco*                                     131,450                1,512

Hydril*                                            238,300                4,219

Key Energy Services*                               768,100                7,066

Lone Star Technologies*                            260,700                4,588

National Oilwell*                                  330,700                6,816

Seacor Smit*                                       539,000               25,010

Smith International*                                95,100                5,099

W-H Energy Services*                               363,900                6,894

Weatherford*                                       131,650                4,905

                                                                         86,868


Oil & Gas  2.3%

Forest Oil*                                        631,100               17,803

Noble Affiliates                                   709,400               25,035

Ultra Petroleum*                                   498,500                3,036

XTO Energy                                       1,545,275               27,042

                                                                         72,916

Total Energy                                                            159,784


FINANCIALS  18.6%

Banks  7.4%

Chittenden!                                      1,623,150               44,799

Citizens Banking                                 1,055,800               34,704

Downey Financial                                   388,800               16,038

First Bell Bancorp                                  95,100                1,325

Frankfort First Bancorp!                            71,400                1,255

Glacier Bancorp                                    515,990               10,758

ITLA Capital*!                                     367,000                7,795

Provident Bankshares                               809,500               19,796

Southwest Bancorp*                                 858,500               26,034

Valley National Bancorp                          1,039,975               34,267

WestAmerica                                        970,600               38,412

                                                                        235,183


Diversified Financials  0.2%

Alliance Data Systems*                             390,200      $         7,472

                                                                          7,472


Insurance  5.9%

Brown and Brown                                  1,375,700               37,557

Harleysville                                       447,100               10,601

Horace Mann Educators                            1,799,100               38,177

London Pacific ADR                                 689,700                2,731

Markel*                                             96,900               17,408

Ohio Casualty*                                     777,600               12,465

PartnerRe                                          643,600               34,754

Selective Insurance                                253,400                5,513

W. R. Berkley                                      546,300               29,336

                                                                        188,542


Real Estate  5.1%

Apartment Investment &
Management (Class A), REIT                         202,900                9,279

Arden Realty, REIT                                 729,200               19,324

EastGroup Properties, REIT!                        887,600               20,477

Gables Residential Trust, REIT                     792,600               23,461

Glenborough Realty Trust, REIT                     775,000               15,035

JP Realty, REIT!                                   834,300               19,848

Lasalle Hotel Properties, REIT                     495,400                5,816

Parkway Properties, REIT!                          669,700               22,234

Reckson Associates Realty
(Class B), REIT                                    265,900                6,783

Washington, REIT                                   881,300               21,935

                                                                        164,192

Total Financials                                                        595,389


HEALTH CARE  11.4%

Biotechnology  4.0%

Abgenix*                                            96,000                3,230

Alkermes*                                          582,000               15,347

Cephalon*                                          353,517               26,721

COR Therapeutics*                                  227,500                5,453

Cubist Pharmaceuticals*                            132,300                4,741

CV Therapeutics*                                   104,300                5,426

Deltagen*                                          260,700                2,392

Exelixis*                                           90,200      $         1,487

Gilead Sciences*                                    67,500                4,437

Incyte Genomics*                                   171,800                3,339

Neose Technologies*                                 28,900                1,055

Neurocrine Biosciences*                            255,100               13,088

NPS Pharmaceuticals*                               264,000               10,115

OSI Pharmaceuticals*                               119,500                5,465

Regeneron Pharmaceuticals*                         119,700                3,363

Telik*                                             104,300                1,417

Triangle Pharmaceuticals*                          684,800                2,828

Trimeris*                                          127,700                5,745

Versicor*                                          271,200                5,520

Vertex Pharmaceuticals*                            149,620                3,669

ViroPharma*                                        163,200                3,745

                                                                        128,583


Health Care Equipment & Supplies  2.3%

Edwards Lifesciences*                              559,900               15,470

Inhale Therapeutic Systems*                        350,100                6,487

Mentor                                              17,100                  488

Serologicals*                                      400,900                8,599

Sola*                                              763,400               14,810

Steris*                                            607,100               11,092

Wilson Greatbatch Technologies*                    485,700               17,534

                                                                         74,480


Health Care Providers & Services  4.6%

AmeriPath*                                         688,300               22,194

AMN Healthcare Services*                            52,100                1,427

Cross Country*                                     285,800                7,568

Henry Schein*                                      395,900               14,660

Hooper Holmes                                    1,442,400               12,909

Lifeline Systems*!                                 333,600                7,778

Lincare Holdings*                                  652,700               18,703

Maximus*                                           783,300               32,946

Orthodontic Centers of America*                    299,400                9,132

Renal Care*                                        391,650               12,572

Unilab*                                            234,700                5,890

                                                                        145,779


Pharmaceuticals  0.5%

Guilford Pharmaceuticals*                           52,100      $           623

Medicines*                                         234,700                2,726

Noven Pharmaceuticals*                             751,600               13,360

                                                                         16,709

Total Health Care                                                       365,551


INDUSTRIALS & BUSINESS SERVICES  18.5%

Aerospace & Defense  0.8%

Armor Holdings*                                    902,300               24,353

                                                                         24,353


Air Freight & Couriers  1.9%

C.H. Robinson Worldwide                            277,400                8,029

EGL*                                               265,500                3,705

Expeditors International of Washington             366,800               20,891

Forward Air*                                       499,005               16,884

UTi Worldwide                                      638,300               12,377

                                                                         61,886


Airlines  0.3%

Frontier Airlines*                                 159,600                2,714

Midwest Express*                                   555,600                8,112

                                                                         10,826


Building Products  1.4%

Dal-Tile*                                          887,200               20,627

Simpson Manufacturing*                             244,900               14,033

Trex*                                               59,500                1,130

Watsco (Class A)                                   713,800               10,136

                                                                         45,926


Commercial Services & Supplies  8.5%

BISYS*                                             424,500               27,166

Central Parking                                    903,100               17,737

CompX (Class A)!                                   461,800                5,990

Electro Rent*                                      564,300                7,277

F. Y. I.*                                          695,900               23,333

Factset Research Systems                           384,900               13,452

G&K Services                                       508,700               16,454

Global Payments                                    537,800               18,500

Herman Miller                                      255,100      $         6,037

Iron Mountain*                                     750,550               32,874

IT Group*                                          472,000                   14

kforce.com*                                         95,312                  593

Layne Christensen*                                 343,700                2,739

McGrath RentCorp                                   289,700               10,875

Modis Professional Services*                     1,256,800                8,974

New England Business Service!                      911,000               17,446

Spherion*                                          225,900                2,205

Tetra Tech*                                      1,182,262               23,562

United Stationers*                                 783,400               26,479

Waterlink*                                         445,400                   69

West Corporation*                                  367,008                9,183

                                                                        270,959


Construction & Engineering  0.6%

Insituform Technologies (Class A)*                 698,100               17,864

                                                                         17,864


Electrical Equipment  2.5%

A.O. Smith (Class B)                             1,006,500               19,627

American Superconductor*                           219,000                2,684

Artesyn Technologies*                              974,200                9,065

Belden!                                          1,460,200               34,387

Global Power Equipment*                             19,800                  298

PECO II*                                           260,200                1,543

Woodward Governor                                  211,400               12,369

                                                                         79,973


Machinery  2.0%

Actuant (Class A)*                                 315,280               10,593

CUNO*                                              511,000               15,642

Harsco                                             789,600               27,083

IDEX                                               151,300                5,220

Reliance Steel & Aluminum                          198,100                5,200

                                                                         63,738


Marine  0.0%

International Shipholding                          135,062                  863

                                                                            863


Road & Rail  0.2%

Heartland Express*                                 148,008                4,108

Hub (Class A)*                                      93,000                  963

                                                                          5,071


Trading Companies & Distributors  0.3%

MSC Industrial Direct (Class A)*                   421,400      $         8,323

                                                                          8,323

Total Industrials & Business Services                                   589,782


INFORMATION TECHNOLOGY  15.3%

Communications Equipment  1.4%

Black Box*                                         474,078               25,072

Ditech Communications*                             146,300                  875

Harmonic*                                          484,900                5,831

Packeteer*                                         527,500                3,880

Stratos Lightwave*                                 733,160                4,512

Tekelec*                                           286,700                5,201

                                                                         45,371


Electronic Equipment & Instruments  4.0%

Analogic                                           484,500               18,716

Benchmark Electronics*                             154,500                2,929

KEMET*                                             475,000                8,431

Littelfuse*!                                     1,020,500               26,783

Lo-Jack*                                           510,900                2,772

LSI Industries                                     651,400               11,393

Methode Electronics (Class A)                    1,219,700                9,764

Newport                                            144,600                2,789

Plexus*                                            583,600               15,503

Technitrol                                         686,500               18,961

Woodhead Industries!                               655,500               10,400

                                                                        128,441


Internet Software & Services  2.2%

Digital Impact*                                    407,600                  593

Internet Security Systems*                         648,000               20,788

Keynote Systems*                                   308,000                2,857

MatrixOne*                                       1,303,700               16,928

Netegrity*                                         600,000               11,619

Register.com*                                      214,900                2,466

Sonicwall*                                         140,200                2,725

Stellent*                                          390,600               11,652

                                                                         69,628


IT Consulting & Services  0.6%

Analysts                                           578,200      $         2,391

AnswerThink*                                       299,500                1,957

CACl (Class A)*                                    219,300                8,665

Renaissance Learning*                              204,400                6,226

                                                                         19,239


Office Electronics  0.2%

Zebra Technologies (Class A)*                      130,200                7,225

                                                                          7,225


Semiconductor Equipment & Products  2.9%

Applied Micro Circuits*                             23,700                  268

ATMI*                                              538,400               12,854

Brooks Automation*                                 349,200               14,158

Cabot Microelectronics*                            288,000               22,821

Exar*                                              448,000                9,379

hi/fn*                                             205,200                2,968

MKS Instruments*                                   629,600               17,025

Pixelworks*                                        420,500                6,730

QuickLogic*                                        485,900                2,376

Sipex*                                             383,800                4,980

                                                                         93,559


Software  4.0%

Activision*                                        286,500                7,460

Actuate*                                           545,500                2,888

Concord Communications*                            206,300                4,261

Jack Henry & Associates                            556,000               12,126

Magma Design Automation*                            81,400                2,464

Mercury Interactive*                               224,300                7,623

NetIQ*                                             392,600               13,841

Novell*                                            190,381                  875

Progress Software*                               1,316,000               22,912

Quest Software*                                    374,400                8,276

SPSS*                                              389,300                6,928

Verisity*+                                         208,600                3,979

Verity*                                            832,200               16,856

Wind River Systems*                                870,900               15,594

                                                                        126,083

Total Information Technology                                            489,546


MATERIALS  3.2%

Chemicals  1.4%

Airgas*                                          1,017,800      $        15,389

Arch Chemicals                                     853,100               19,792

Ferro                                               69,800                1,801

MacDermid                                          110,000                1,864

Material Sciences*                                 691,100                6,994

                                                                         45,840


Construction Materials  0.0%

U.S. Aggregates*                                    84,600                    4

                                                                              4


Containers & Packaging  0.7%

Ivex Packaging*                                    941,100               17,881

Smurfit-Stone Container*                           191,100                3,051

                                                                         20,932


Metals & Mining  0.7%

Adrian Steel!                                       13,000                4,355

Coal Creek!                                          9,295                1,208

Gibraltar Steel                                    209,800                3,726

Lihir Gold (AUD)*                                7,971,900                4,815

Newmont Mining                                     228,856                4,374

NN Ball & Roller                                   349,100                3,805

                                                                         22,283


Paper & Forest Products  0.4%

Buckeye Technologies*                            1,132,900               13,028

Potlatch                                            12,100                  355

                                                                         13,383

Total Materials                                                         102,442


TELECOMMUNICATION SERVICES  0.5%

Wireless Telecommunication Services  0.5%

AirGate PCS*                                       137,000                6,212

American Tower Systems (Class A)*                   57,400                  544

Rural Cellular (Class A)*                          107,700                2,421

Western Wireless (Class A)*                        222,200                6,278

Total Telecommunication Services                                         15,455


UTILITIES  1.7%

Electric Utilities  1.7%

Cleco                                            2,197,000      $        48,268

Unisource Energy                                   344,500                6,266

Total Utilities                                     54,534

Total Common Stocks (Cost                  $     2,407,222)           2,909,246

Short-Term Investments  8.0%

Money Market Fund  8.0%

T. Rowe Price Reserve
Investment Fund, 2.43%, #!                     256,652,315              256,652

Total Short-Term Investments
(Cost                                      $       256,652)             256,652

Total Investments in Securities
99.0% of Net Assets
(Cost $2,663,874)                                          $3,165,898

Other Assets
Less Liabilities                                               30,937

NET ASSETS                                                 $3,196,835
                                                           ----------


   #  Seven-day yield

   *  Non-income producing

   !  Affiliated company

   + Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules-total of such securities at year-end amounts to $3,983 and represents 0.1% of net assets

 ADR  American Depository Receipts

REIT  Real Estate Investment Trust

 AUD  Australian dollar


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                              December 31, 2001



Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value

  Affiliated companies (cost $554,487)                     $  616,258

  Other companies (cost $2,109,387)                         2,549,640

  Total investments in securities                           3,165,898

Other assets                                                   63,870

Total assets                                                3,229,768


Liabilities

Total liabilities                                              32,933


NET ASSETS                                                 $3,196,835
                                                           ----------

Net Assets Consist of:

Undistributed net
realized gain (loss)                                       $    3,915

Net unrealized
gain (loss)                                                   502,024

Paid-in-capital applicable
to 126,154,669 shares of
$0.50 par value capital
stock outstanding; 200,000,000
shares authorized                                           2,690,896

NET ASSETS                                                 $3,196,835
                                                           ----------

NET ASSET VALUE PER SHARE

Small-Cap Stock shares
($3,158,203,668/124,628,675 shares outstanding)            $    25.34
                                                           ----------


Small-Cap Stock Advisor Class shares
($38,631,784/1,525,994 shares outstanding)                 $    25.32
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                             12/31/01

Investment Income (Loss)

Income

  Interest (including $11,645
  from affiliated companies)                               $   11,668

  Dividend (including $7,669
  from affiliated companies)                                   25,859

  Other                                                           155

  Total income                                                 37,682


Expenses

  Investment management                                        20,306

  Shareholder servicing

    Small-Cap Stock shares                                      4,784

    Small-Cap Stock
    Advisor Class shares                                           19

  Prospectus and shareholder reports

    Small-Cap Stock shares                                        239

    Small-Cap Stock
    Advisor Class shares                                            3

  Registration                                                    242

  Custody and accounting                                          213

  Distribution - Small-Cap Stock
  Advisor Class shares                                             51

  Legal and audit                                                  18

  Directors                                                        17

  Proxy and annual meeting                                         11

  Miscellaneous                                                    17

  Total expenses                                               25,920

  Expenses paid indirectly                                        (32)

  Net expenses                                                 25,888

Net investment income (loss)                                   11,794


Realized and Unrealized Gain (Loss)

Net realized gain (loss)
on securities (including $10,857
from affiliated companies)                                     14,725

Change in net unrealized
gain (loss) on securities
(including $66,429 from
affiliated companies)                                         188,684

Net realized and
unrealized gain (loss)                                        203,409

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $  215,203
                                                           ----------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        11,794      $        12,834

  Net realized gain (loss)                          14,725              187,800

  Change in net unrealized
  gain (loss)                                      188,684               97,585

  Increase (decrease)
  in net assets
  from operations                                  215,203              298,219

Distributions to shareholders

  Net investment income

    Small-Cap Stock shares                         (12,048)             (12,079)

    Small-Cap Stock
    Advisor Class shares                              (120)                 (49)

  Net realized gain

    Small-Cap Stock shares                          (6,014)            (212,307)

    Small-Cap Stock
    Advisor Class shares                               (67)                (673)

  Decrease in net assets
  from distributions                               (18,249)            (225,108)

Capital share transactions *

  Shares sold

    Small-Cap Stock shares                       1,287,637              912,777

    Small-Cap Stock
    Advisor Class shares                            36,319                8,702


  Distributions reinvested

    Small-Cap Stock shares                          17,051              212,796

    Small-Cap Stock
    Advisor Class shares                               184                  426


  Shares redeemed

    Small-Cap Stock shares                        (596,594)            (684,077)

    Small-Cap Stock
    Advisor Class shares                            (7,578)              (1,199)

Increase (decrease) in net assets
from capital share transactions                    737,019              449,425


Net Assets

Increase (decrease) during period                  933,973              522,536

Beginning of period                              2,262,862            1,740,326

End of period                              $     3,196,835      $     2,262,862
                                           -------------------------------------



                                                      Year
                                                     Ended
                                                  12/31/01             12/31/00


*Share information

  Shares sold

    Small-Cap Stock shares                          54,909               36,839

    Small-Cap Stock
    Advisor Class shares                             1,533                  345


  Distributions reinvested

    Small-Cap Stock shares                             701                9,224

    Small-Cap Stock
    Advisor Class shares                                 7                   18


  Shares redeemed

    Small-Cap Stock shares                         (25,459)             (27,904)

    Small-Cap Stock
    Advisor Class shares                              (327)                 (50)

  Increase (decrease)
  in shares outstanding                             31,364               18,472


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                               December 31, 2001



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies. The fund has two classes of shares-Small-Cap Stock, offered since June 1, 1956, and Small-Cap Stock Advisor Class, first offered on March 31, 2000. Small-Cap Stock Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made.

A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Class Accounting The Small-Cap Stock Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $995,311,000 and $396,476,000, respectively, for the year ended December 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:


--------------------------------------------------------------------------------
Ordinary income                                            $17,033,000

Long-term capital gain                                       1,216,000

Total distributions                                        $18,249,000
                                                           -----------



The tax-basis components of net assets at December 31, 2001 were as follows:


--------------------------------------------------------------------------------
Unrealized appreciation                                    $686,800,000

Unrealized depreciation                                    (184,776,000)

Net unrealized
appreciation (depreciation)                                 502,024,000

Undistributed ordinary income                                 1,833,000

Undistributed long-term
capital gains                                                 2,082,000

Distributable earnings                                      505,939,000

Paid-in capital                                           2,690,896,000

Net assets                                               $3,196,835,000
                                                          --------------


For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to redemptions in-kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.


--------------------------------------------------------------------------------
Undistributed net investment income                        $  374,000

Undistributed net realized gain                            (7,314,000)

Paid-in capital                                             6,940,000

At December 31, 2001, the cost of investments for federal income tax purposes was $2,663,874,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,973,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2003, which would cause Small-Cap Stock Advisor Class's ratio of total expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 2005, Small-Cap Stock Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.20%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,705,000 for the year ended December 31, 2001, of which $337,000 was payable at year end.

The fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the fund's Board of Directors, the fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2001, the fund was charged $16,000 for shareholder servicing costs related to the college savings plans, $4,000 of which was payable at period-end. At December 31, 2001, approximately 0.09% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $11,645,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Small-Cap Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liablilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Stock Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------



Tax Information (Unaudited) for the Tax Year Ended 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $7,189,000 from short-term capital gains,

o $1,439,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $15,310,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Small-Cap Stock Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):


M. David Testa
Affirmative:                                               58,273,054.786
Withhold:                                                     547,435.351

Total:                                                     58,820,490.137

John H. Laporte
Affirmative:                                               58,284,959.168
Withhold:                                                     535,530.969

Total:                                                     58,820,490.137

Calvin W. Burnett
Affirmative:                                               58,165,506.188
Withhold:                                                     654,983.949

Total:                                                     58,820,490.137

Anthony W. Deering
Affirmative:                                               58,277,111.929
Withhold:                                                     543,378.208

Total:                                                     58,820,490.137

Donald W. Dick, Jr.
Affirmative:                                               58,283,458.235
Withhold:                                                     537,031.902

Total:                                                     58,820,490.137

David K. Fagin
Affirmative:                                               58,280,606.481
Withhold:                                                     539,883.656

Total:                                                     58,820,490.137

F. Pierce Linaweaver
Affirmative:                                               58,225,657.344
Withhold:                                                     594,832.793

Total:                                                     58,820,490.137

Hanne M. Merriman
Affirmative:                                               58,266,865.417
Withhold:                                                     553,624.720

Total:                                                     58,820,490.137

John G. Schreiber
Affirmative:                                               58,267,300.856
Withhold:                                                     553,189.281

Total:                                                     58,820,490.137

Hubert D. Vos
Affirmative:                                               58,253,416.363
Withhold:                                                     567,073.774

Total:                                                     58,820,490.137

Paul M. Wythes
Affirmative:                                               58,245,565.843
Withhold:                                                     574,924.294

Total:                                                     58,820,490.137

James S. Riepe
Affirmative:                                               58,281,702.393
Withhold:                                                     538,787.744

Total:                                                     58,820,490.137



T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------


Independent Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Calvin W.    Director     Elected     President,       97         Provident
Burnett,                  2001        Coppin State                Bank of
Ph.D.                                 College                     Maryland
100 East
Pratt
Street
3/16/32
--------------------------------------------------------------------------------
Anthony W.   Director     Elected     Director,        97         The Rouse
Deering                   2001        Chairman of                 Company
100 East                              the Board,
Pratt                                 President,
Street                                and Chief
1/28/45                               Executive
                                      Officer,
                                      The Rouse
                                      Company,
                                      real estate
                                      developers
--------------------------------------------------------------------------------
Donald W.    Director     Elected     Principal,       97         Not
Dick,                     1992        EuroCapital                 Applicable
Jr.                                   Advisors,
100 East                              LLC, an
Pratt                                 acquisition
Street                                and management
1/27/43                               advisory firm
--------------------------------------------------------------------------------
David K.     Director     Elected     Director,        97         Dayton Mining
Fagin                     1992        Dayton Mining               Corporation,
100 East                              Corporation                 Golden Star
Pratt                                 (6/98 to present),          Resources
Street                                Golden Star                 Ltd., and
4/9/38                                Resources                   Canyon
                                      Ltd., and                   Resources,
                                      Canyon                      Corp.
                                      Resources,
                                      Corp.
                                      (5/00 to present);
                                      Chairman and
                                      President,
                                      Nye Corporation
--------------------------------------------------------------------------------
F. Pierce    Director     Elected     President,       97         Not
Linaweaver                2001        F. Pierce                   Applicable
100 East                              Linaweaver &
Pratt                                 Associates,
Street                                Inc.,
8/22/34                               consulting
                                      environmental
                                      and civil
                                      engineers
--------------------------------------------------------------------------------
*Each director serves until election of a successor.




Independent Directors (continued)
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
Hanne M.     Director     Elected     Retail           97         Ann Taylor
Merriman                  1994        Business                    Stores
100 East                              Consultant                  Corporation,
Pratt                                                             Ameren Corp.,
Street                                                            Finlay
11/16/41                                                          Enterprises,
                                                                  Inc.,
                                                                  The Rouse
                                                                  Company,
                                                                  and
                                                                  US Airways
                                                                  Group, Inc.
--------------------------------------------------------------------------------
John G.      Director     Elected     Owner/President, 97         AMLI
Schreiber                 2001        Centaur Capital             Residential
100 East                              Partners, Inc.,             Properties
Pratt                                 a real                      Trust,
Street                                estate                      Host Marriott
10/21/46                              investment                  Corporation,
                                      company;                    and
                                      Senior                      The Rouse
                                      Advisor                     Company,
                                      and Partner,                real estate
                                      Blackstone                  developers
                                      Real Estate
                                      Advisors, L.P.
--------------------------------------------------------------------------------
Hubert D.    Director     Elected     Owner/President, 97         Not
Vos                       1992        Stonington                  Applicable
100 East                              Capital
Pratt                                 Corporation,
Street                                a private
8/2/33                                investment
                                      company
--------------------------------------------------------------------------------
Paul M.      Director     Elected     Founding         97         Teltone
Wythes                    1992        Partner of                  Corporation
100 East                              Sutter Hill
Pratt                                 Ventures, a
Street                                venture
6/23/33                               capital
                                      limited
                                      partnership,
                                      providing
                                      equity capital
                                      to young
                                      high technology
                                      companies
                                      throughout
                                      the
                                      United
                                      States
--------------------------------------------------------------------------------
*Each director serves until election of a successor.




Inside Directors
--------------------------------------------------------------------------------
                                                       Number of
                                                       Portfolios
                          Term of                      in Fund    Other
Name,                     Office*     Principal        Complex    Directorships
Address,     Position(s)  and Length  Occupation(s)    Overseen   of Public
and Date     Held With    of Time     During Past      by         Companies
of Birth     Fund         Served      5 Years          Director   Held
--------------------------------------------------------------------------------
John H.      Director     Elected     Managing         15         Not
Laporte                   1994        Director,                   Applicable
100 East                              T. Rowe
Pratt                                 Price;
Street                                Managing
7/26/45                               Director
                                      and Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.
--------------------------------------------------------------------------------
James S.     Director     Elected     Vice             82         Not
Riepe                     1992        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Director, and
Street                                Managing
6/25/43                               Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.;
                                      Director and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price;
                                      Chairman of
                                      the Board
                                      and Director,
                                      T. Rowe
                                      Price
                                      Investment
                                      Services,
                                      Inc.,
                                      T. Rowe
                                      Price
                                      Retirement
                                      Plan Services,
                                      Inc., and
                                      T. Rowe
                                      Price Services,
                                      Inc.;
                                      Chairman of
                                      the Board,
                                      Director,
                                      President,
                                      and Trust
                                      Officer,
                                      T. Rowe
                                      Price Trust
                                      Company;
                                      Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
M. David     Director     Elected     Vice             97         Not
Testa                     1997        Chairman of                 Applicable
100 East                              the Board,
Pratt                                 Chief
Street                                Investment
4/22/44                               Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price Group,
                                      Inc.; Chief
                                      Investment
                                      Officer,
                                      Director, and
                                      Managing
                                      Director,
                                      T. Rowe
                                      Price; Vice
                                      President
                                      and Director,
                                      T. Rowe
                                      Price Trust
                                      Company; Director,
                                      T. Rowe
                                      Price
                                      International,
                                      Inc.
--------------------------------------------------------------------------------
*Each director serves until election of a successor.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**   Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

                                                              F65-050  12/31/01